                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                  Offer for Any and All Outstanding Shares of
             10 1/2% Senior Exchangeable Preferred Stock Due 2008
                    (Liquidation Preference $100 per Share)
                           in Exchange for Shares of
             10 1/2% Senior Exchangeable Preferred Stock Due 2008
                    (Liquidation Preference $100 per Share)
          Which Have Been Registered under the Securities Act of 1933
                    Pursuant to the Prospectus dated , 1999

                                      of

                         GLOBAL CROSSING HOLDINGS LTD.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________________ (the "EXPIRATION DATE") UNLESS EXTENDED BY GLOBAL CROSSING HOLDINGS LTD. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                             The Exchange Agent is:
                    EQUISERVE - FIRST CHICAGO TRUST DIVISION

    By Registered or Certified Mail:                      By Hand Delivery:

EquiServe - First Chicago Trust Division       EquiServe - First Chicago Trust Division
              P.O. Box 2569                              100 William Street
   Jersey City, New Jersey 07303-2569                 New York, New York 10005
         Attn: Corporate Actions                       Attn: Corporate Actions

         By Overnight Delivery:

EquiServe - First Chicago Trust Division
        14 Wall Street, 8th Floor
        New York, New York 10005
         Attn: Corporate Actions

     Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

     The undersigned acknowledges receipt of the Prospectus dated _____________, 1999 (the "Prospectus") of Global Crossing Holdings Ltd., a Bermuda corporation (the "Company"), and this Letter of Transmittal which together describe the Company's offer (the "Exchange Offer") to exchange $100 liquidation preference of its 10 1/2% Senior Exchangeable Preferred Stock due 2008, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Exchange Preferred Stock") for each $100 liquidation preference of its outstanding 10 1/2% Senior Exchangeable Preferred Stock due 2008 (the "Old Preferred Stock" and, together with the Exchange Preferred Stock, the "Securities") from the holders thereof.

     Holders of Old Preferred Stock who tender their shares in exchange for Exchange Preferred Stock shall be deemed to have tendered for exchange any shares of Old Preferred Stock received as dividends on such shares of Old Preferred Stock. The terms of the Exchange Preferred Stock are substantially identical in all respects (including principal amount, interest rate and maturity) to the terms of the Old Preferred Stock for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Preferred Stock are freely transferable by holders thereof (except as provided herein or in the Prospectus).

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     This Letter of Transmittal is to be completed by holders of shares of Old Preferred Stock either if shares of Old Preferred Stock are to be forwarded herewith or if tenders of shares of Old Preferred Stock are to be made by book-entry transfer to an account maintained by EquiServe-First Chicago Trust Division (the "Exchange Agent") at the Depository Trust Company ("Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the Prospectus.

     Holders of shares of Old Preferred Stock whose certificate or certificates for such shares of Old Preferred Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their shares of Old Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. SIGNATURES MUST BE PROVIDED BELOW AND THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     If the space provided below is inadequate, the certificate numbers and liquidation preferences should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------

                DESCRIPTION OF PREFERRED STOCK TENDERED HEREWITH
--------------------------------------------------------------------------------

                                                 Aggregate         Liquidation
 Name(s) and Address(es) of     Certificate     Liquidation    Preference of Old
    Registered Holder(s)         Number(s)*  Preference of Old  Preferred Stock
(Please fill in, if blank)                    Preferred Stock*      Tendered**

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Total
--------------------------------------------------------------------------------

*    Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered all shares of Old Preferred Stock represented by the aggregate liquidation preference of Old Preferred Stock indicated in Column 2. See instruction 4.


            (THE BOX BELOW IS TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)



[_] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution

       Account Number

       Transaction Code Number

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name of Registered Holder(s)

       Window Ticket Number (if any)
                                    --------------------------------------------

       Name of Eligible Institution that Guaranteed Delivery

       Date of Execution of Notice of Guaranteed Delivery

                  If Delivered by Book-Entry Transfer:

       Name of Tendering Institution
                                    --------------------------------------------
       Account Number

       Transaction Code Number
                              --------------------------------------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED SHARES OF OLD PREFERRED STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:

       Address:

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described aggregate liquidation preference of the Company's 10 1/2% Senior Exchangeable Preferred Stock (the "Old Preferred Stock") in exchange for a like aggregate liquidation preference of the Company's 10 1/2% Senior Exchangeable Preferred Stock (the "Exchange Preferred Stock"), shares of which have been registered under the Securities Act of 1933, as amended (the "Securities Act") upon the terms and subject to the conditions set forth in the Prospectus dated ___________, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to, and effective upon, the acceptance for exchange of all or any portion of the shares of Old Preferred Stock tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of Old Preferred Stock as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered shares of Old Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for shares of Old Preferred Stock to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the shares of Exchange Preferred Stock to be issued in exchange for such shares of Preferred Stock, (ii) present certificates for such shares of Old Preferred Stock for transfer, and to transfer the shares of Old Preferred Stock on the books of the Company, and
(iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such shares of Old Preferred Stock, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of Old Preferred Stock tendered hereby and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered shares of Old Preferred Stock or transfer ownership of shares of Old Preferred Stock on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered shares of Old Preferred Stock by the Company and the issuance of Exchange Preferred Stock in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the shares of Old Preferred Stock tendered hereby and, in such event, the shares not exchanged will be returned (or, in the case of shares of Old Preferred Stock tendered by book-entry transfer, such shares of Old Preferred Stock will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of shares of Old Preferred Stock pursuant to any one of the procedures described in the Prospectus and in the instruction attached hereto will, upon the Company's acceptance for exchange of such tendered shares of Old Preferred Stock, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the shares of Old Preferred Stock tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the shares of Exchange Preferred Stock be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of shares of Old Preferred Stock, that such shares of Exchange Preferred Stock be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing shares of Old Preferred Stock not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of book-entry transfer of shares of Old Preferred Stock, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver shares of Exchange Preferred Stock to the undersigned at the address shown below the undersigned's signature.

     By tendering shares of Old Preferred Stock and executing this Letter of Transmittal, the undersigned represents that Exchange Preferred Stock acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities
Act) of such Exchange Preferred Stock, that the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Act and that if the undersigned or the person receiving such Exchange Preferred Stock, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Preferred Stock. If the undersigned or the person receiving such Exchange Preferred Stock, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Preferred Stock for its own account in exchange for shares of Old Preferred Stock that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Preferred Stock; however, by so acknowledging

                         TENDERING HOLDER(S) SIGN HERE
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 3)

  Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of shares of Preferred Stock hereby tendered or in whose name shares of Old Preferred Stock are registered on the books of the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

                          (SIGNATURE(S) OF HOLDER(S))

Date
    ----------------------------------------

Name(s)
       -------------------------------------


--------------------------------------------
              (PLEASE PRINT)

Capacity (full title)
                     -----------------------

Address
       -------------------------------------
           (INCLUDING ZIP CODE)

Daytime Area Code and Telephone No.
                                   ---------

Taxpayer Identification No.
                           -----------------

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized Signature
                    ----------------------

Dated
     -------------------------------------

Name
    --------------------------------------

Title
     -------------------------------------

Name of Firm
            ------------------------------

Address
       -----------------------------------


------------------------------------------
         (INCLUDE ZIP CODE)

Area Code and Telephone No.
                           ---------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if shares of Exchange Preferred Stock or shares of Old Preferred Stock not tendered are to be issued in the name of someone other than the registered holder of the shares of Old Preferred Stock whose name(s) appear(s) above.

Issue

[_] Shares of Preferred Stock not tendered to:
    Shares of Exchange Preferred Stock to:

Name(s)
       -------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number
                                      ------------------------------------------

Tax Identification Number
                         -------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if shares of Exchange Preferred Stock or shares of Old Preferred Stock not tendered are to be sent to someone other than the registered holder of the shares of Old Preferred Stock whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[_] Shares of Old Preferred Stock not tendered to:
    Shares of Exchange Preferred Stock to:

Name(s)
       -------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

  Certificates for all physically delivered shares of Old Preferred Stock or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry transfer facility of shares of Old Preferred Stock tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

  Holders of shares of Old Preferred Stock may tender shares of Old Preferred Stock by book-entry transfer by crediting the shares of Old Preferred Stock to the Exchange Agent's account at the DTC in accordance with the DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the shares of Old Preferred Stock acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such shares of Old Preferred Stock all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

  The method of delivery of this Letter of Transmittal, the shares of Old Preferred Stock and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery.

  Holders whose shares of Old Preferred Stock are not immediately available or who cannot deliver their shares of Old Preferred Stock and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their shares of Old Preferred Stock pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such shares of Old Preferred Stock are registered, and, if possible, the certificate numbers of the shares of Old Preferred Stock to be tendered; and (iii) all tendered shares of Old Preferred Stock (or a confirmation of any book-entry transfer of such shares of Old Preferred Stock into the Exchange Agent's account at a book-entry transfer facility or an Agent's Message in lieu thereof) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the shares of Old Preferred Stock for exchange.

2. PARTIAL TENDERS; WITHDRAWALS.

  If less than the total number of any shares of Old Preferred Stock evidenced by a submitted certificate is tendered, the tendering holder must fill in the number of shares of Old Preferred Stock tendered in the box entitled "Number of Shares Tendered." A newly issued certificate for the shares of Old Preferred Stock submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

  If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of shares of Old Preferred Stock, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that they have accepted the tender of shares of Old Preferred Stock pursuant to the Exchange Offer; (ii) specify the name of the shares of Old Preferred Stock;
(iii) contain a description of the Old Preferred Stock to be withdrawn, the certificate numbers shown on the particular certificates evidencing such shares of Old Preferred Stock and the number of shares of Old Preferred Stock represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn shares of Preferred Stock promptly following receipt of notice of withdrawal. If shares of Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn shares of Preferred Stock or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  If this Letter of Transmittal is signed by the registered holder(s) of the shares of Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the shares of Old Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If a number of shares of Old Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of Old Preferred Stock.

  When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the shares of Old Preferred Stock) of shares of Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

  If this Letter of Transmittal is signed by a person other than the registered holder or holders of the shares of Old Preferred Stock listed, such shares of Old Preferred Stock must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the shares of Old Preferred Stock.

  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

   Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

   Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless shares of Old Preferred Stock are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents medallion Program (STAMP). If shares of Old Preferred Stock are registered in the name of a person other than the signer of this Letter of Transmittal, the shares of Old Preferred Stock surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

   Tendering holders should indicate, as applicable, the name and address to which the Exchange Preferred Stock or certificates for shares of Old Preferred Stock not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering shares of Old Preferred Stock by book-entry transfer may request that shares of Old Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

5. TRANSFER TAXES.

   The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of Old Preferred Stock to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of shares of Old Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the shares of Old Preferred Stock listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS.

   The Company reserves the absolute right to waive, in whole or in part, either of the conditions to the Exchange Offer set forth in the Prospectus.

7. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES.

   Any holder whose shares of Old Preferred Stock have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8. SUBSTITUTE FORM W-9

   Each holder of shares of Old Preferred Stock whose shares of Old Preferred Stock are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the shares of Old Preferred Stock. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other courier) setting forth the name and address of the tendering holder, the names in which such shares of Old Preferred Stock are registered, and, if possible, the certificate numbers of the shares of Old Preferred Stock to be tendered; and
(iii) all tendered shares of Old Preferred Stock (or a confirmation of any book-entry transfer of such shares of Old Preferred Stock into the Exchange Agent's account at a book-entry transfer facility or an Agent's Message in lieu thereof) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the shares of Old Preferred Stock for exchange.

2.   Partial Tenders; Withdrawals.

     If less than the total number of any shares of Old Preferred Stock evidenced by a submitted certificate is tendered, the tendering holder must fill in the number of shares of Old Preferred Stock tendered in the box entitled "Number of Shares Tendered." A newly issued certificate for the shares of Old Preferred Stock submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of shares of Old Preferred Stock, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that they have accepted the tender of shares of Old Preferred Stock pursuant to the Exchange Offer; (ii) specify the name of the shares of Old Preferred Stock;
(iii) contain a description of the Old Preferred Stock to be withdrawn, the certificate numbers shown on the particular certificates evidencing such shares of Old Preferred Stock and the number of shares of Old Preferred Stock represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn shares of Preferred Stock promptly following receipt of notice of withdrawal. If shares of Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn shares of Preferred Stock or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of Old Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of shares of Old Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of Old Preferred Stock.

     When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the shares of Old Preferred Stock) of shares of Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the shares of Old Preferred Stock listed, such shares of Old Preferred Stock must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the shares of Old Preferred Stock.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless shares of Old Preferred Stock are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents medallion Program (STAMP). If shares of Old Preferred Stock are registered in the name of a person other than the signer of this Letter of Transmittal, the shares of Old Preferred Stock surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.   Special Issuance and Delivery Instructions.

     Tendering holders should indicate, as applicable, the name and address to which the Exchange Preferred Stock or certificates for shares of Old Preferred Stock not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering shares of Old Preferred Stock by book-entry transfer may request that shares of Old Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

5.   Transfer Taxes.

     The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of Old Preferred Stock to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of shares of Old Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the shares of Old Preferred Stock listed in this Letter of Transmittal.

6.   Waiver of Conditions.

     The Company reserves the absolute right to waive, in whole or in part, either of the conditions to the Exchange Offer set forth in the Prospectus.

7.   Mutilated, Lost, Stolen or Destroyed Securities.

     Any holder whose shares of Old Preferred Stock have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

6.   Substitute Form W-9

     Each holder of shares of Old Preferred Stock whose shares of Old Preferred Stock are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the shares of Old Preferred Stock. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the shares of Old Preferred Stock, 31% of all such payments will be withheld until a TIN is provided.

9.   Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

     IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of shares of Old Preferred Stock or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                            IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax law, a holder of shares of Old Preferred Stock whose shares of Old Preferred Stock are accepted for exchange may be subject to backup withholding unless the holder provides EquiServe-First
Chicago Trust Division, as Paying Agent (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of shares of Old Preferred Stock is awaiting a TIN) and that (A) the holder of shares of Old Preferred Stock has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of shares of Old Preferred Stock that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of shares of Old Preferred Stock is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of shares of Old Preferred Stock may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of shares of Old Preferred Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of shares of Old Preferred Stock should indicate their exempt status on Substitute Form W-9. For example, a corporation must complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent.

     If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the holder of shares of Old Preferred Stock or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of shares of Old Preferred Stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of shares of Old Preferred Stock or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent.

     The holder of shares of Old Preferred Stock is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the shares of Old Preferred Stock.

---------------------------------------------------------------------------------------------------------------------
     PAYER'S NAME:  EQUISERVE-FIRST CHICAGO TRUST DIVISION, AS PAYING AGENT
---------------------------------------------------------------------------------------------------------------------
                                         Part 1--PLEASE PROVIDE YOUR TIN IN    Social Security number(s) or
                                         THE BOX AT RIGHT AND CERTIFY BY       Employer Identification Number(s)
 SUBSTITUTE                              SIGNING AND DATING BELOW.
                                        -----------------------------------------------------------------------------
                                         Part 2--Certification--Under penalties of perjury, I certify that:

 Form W-9                                (1)  The number shown on this form is my correct taxpayer identification
 Department of the Treasury                   number (or I am waiting for a number to be issued for me), and
 Internal Revenue Service
                                         (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Payor's Request for
Taxpayer Identification                  Certification Instructions--You must cross out item (2)
Number ("TIN")                           above if you have  been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.

                                        -----------------------------------------------------------------------------
                                                                                       Part 3--Awaiting TIN
                                                                             --------------------------------------
                                         Signature
                                                                             --------------------------------------
                                         Date
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.
--------------------------------------------------------------------------------


       Signature                                            Date
--------------------------------------------------------------------------------